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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 5, 2003



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                     0-26802                   58-2360335
----------------------------    --------------------      ---------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)          (IRS EMPLOYER
   OF INCORPORATION OR                                    IDENTIFICATION NUMBER)
      ORGANIZATION)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)  EXHIBITS.


             EXHIBIT NO.                            DESCRIPTION

                99.1        CheckFree Corporation's Press Release issued
                            August 5, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 5, 2003, CheckFree Corporation ("CheckFree") issued a press release announcing its financial results for the fourth quarter and year ended June 30, 2003, and its expectations for the first quarter ended September 30, 2003 and fiscal 2004. A copy of this press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

     CheckFree will also present its financial results for the fourth quarter and year ended June 30, 2003, and its expectations for the first quarter ended September 30, 2003 and fiscal 2004 during a conference call on August 5, 2003 at 5:30 p.m. EDT which is available either via Internet webcast at www.checkfreecorp.com or by telephone at (800) 243-6403. A digital replay of the webcast will be available on CheckFree's website shortly after the conclusion of the conference call.

     The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in CheckFree's Annual Report on Form 10-K for the year ended June 30, 2002, and other factors described from time to time in CheckFree's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. CheckFree assumes no obligation to update any forward-looking statement.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHECKFREE CORPORATION

Date: August 5, 2003                 By:    /s/ David E. Mangum
                                         ---------------------------------------
                                            David E. Mangum, Executive
                                            Vice President and
                                            Chief Financial Officer






























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                                  EXHIBIT INDEX


            EXHIBIT NO.                                    DESCRIPTION

              99.1*             CheckFree Corporation's Press Release issued
                                August 5, 2003.

    ------------------------

     * Filed with this report.